                                                             EXHIBIT 10.2(a)(6)

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM
                    COUNTY OF SAN DIEGO CONTRACT NUMBER 41217


THIS FOURTEENTH AMENDMENT is to the Agreement made between the County of San Diego (hereinafter referred to as "County") and Medicus Systems Corporation located at 8840 Complex Drive, San Diego, CA 92123 (hereinafter referred to as "Contractor") for the administration of the County of San Diego, County Medical Services Program.

                                   WITNESSETH

WHEREAS, Contractor possesses certain skills, experience, education and competency to perform certain special services, and County desires to engage Contractor for such special services upon the terms provided; and


WHEREAS, the County Director of Purchasing and Contracting, pursuant to action of the Board of Supervisors, Item 22 on February 21, 1989, awarded a contract to the Contractor to provide administration of the County Medical Services (CMS) Program, for an initial term through June 30, 1992 with an option to extend for two additional two-year terms; and

WHEREAS, the County, by action of the Board of Supervisors, Item 56 on February 13, 1990, authorized the Director of Purchasing and Contracting to approve, authorize, and execute a sole source amendment to the County Contract with Medicus Systems Corporation for day-to-day operations and claims payment related to AB-75 and SB12/612; and

WHEREAS, the County, by action of the Board of Supervisors, Item 12 on June 12, 1990, authorized the extension of CMS Program contracts for the three-month period, July 1, 1990 through September 30, 1990; and

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

WHEREAS, the County by action of the Board of Supervisors, Item 5 on September 12, 1990, authorized the extension of CMS Program contracts for the 9 month period, October 1, 1990 through June 30, 1991; and

WHEREAS, the County by action of the Board of Supervisors, Item 39A on February 26, 1991, directed the Chief Administrative Officer to terminate the CMS Program by close of business March 5, 1991, effective March 16, 1991, unless adequate funds were made available from the State; and


WHEREAS, the County by action of the Board of Supervisors, Item 31 on March 5, 1991, set aside action taken on February 26, 1991 to terminate the CMS Program by March 5, 1991, and instructed the Chief Administrative Officer to send out notices to terminate the CMS contracts by the end of the day on March 8, 1991, effective March 19, 1991, unless the State provided the County with binding assurances that it would provide the County with revenues in the amount of at least $16,000,000 to pay for the CMS program for the remaining of FY 90-91; and

WHEREAS, the Superior Court in San Diego County on March 18, 1991 ordered a stay of the Notices of Termination; and

WHEREAS, the State reduced its allocation to the San Diego County CMS Program for Fiscal Years 1990-91 and 1991-92; and

WHEREAS, a variety of functions are required to be performed by the CONTRACTOR to close out the CMS Program; and

WHEREAS, the County by action of the Board of Supervisors, Item 6 on June 24, 1991, authorized the extension of CMS Program contracts for the two month period, July 1, 1991 through August 31, 1991; and

                     FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                              COUNTY OF SAN DIEGO
                        COUNTY MEDICAL SERVICES PROGRAM


WHEREAS, the County by action of the Board of Supervisors, Item 39 on July 23, 1991 authorized extension of CMS Program contracts through June 30, 1992; and

WHEREAS, the County by action of the Board of Supervisors, Item 38 on June 2, 1992 authorized extension of CMS Program contracts through June 30, 1993; and

WHEREAS, the County by action of the Board of Supervisors, Item
2, on October 6, 1992, authorized provision of clinic services to HIV+ patients through CMS community clinics; and

WHEREAS, the County by action of the Board of Supervisors, Minute Order #6 on February 2, 1993, authorized expansion of the Perinatal Care Network (PCN) Referral Services; and

WHEREAS, the County by action of the Board of Supervisors on June 29, 1993, authorized extension of CMS Program contracts through June 30, 1994 (Items #63 and #17), as well as extension of the Perinatal Care Network (Items #17 and #13), and clinic services for HIV+ patients (Item #20);

WHEREAS, the County by action of the Board of Supervisors on June 21, 1994, authorized extension of the CMS Program contracts through June 30, 1995 (Item #28), extension of the contract with Medicus for the Perinatal Care Network Program (Item #17), and extension of the CARE ACT contracts with the clinics and with Medicus for clinic services for HIV+ patients (Item #34);

WHEREAS, THE COUNTY BY ACTION OF THE BOARD OF SUPERVISORS ON JUNE 27, 1995, AUTHORIZED EXTENSION OF THE CMS PROGRAM CONTRACTS THROUGH JUNE 30, 1996 (ITEM #
9), EXTENSION OF THE CONTRACT WITH MEDICUS FOR THE PERINATAL CARE NETWORK PROGRAM (ITEM # 6), AND EXTENSION OF THE CARE ACT CONTRACTS WITH THE CLINICS AND WITH MEDICUS FOR CLINIC SERVICES FOR HIV+ PATIENTS (ITEM # 9);

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

NOW, THEREFORE, the parties hereto do mutually agree to the terms and conditions as attached and set forth in this Thirteenth Amendment to the agreement.



1. SECTION 5 CONTRACT TYPE AND PAYMENT is hereby amended in its entirety as follows:

         This Agreement shall be of two types, a cost reimbursement for all capital equipment acquisitions and a fixed price with redetermination for all other Contractor cost.

         All capital equipment, equipment that has a value of $1000.00 or greater and a life of three years or greater, shall be preapproved by the County, shall be competitively acquired, and invoiced within 30 days after receipt and acceptance. All capital equipment shall be kept in good working order and maintained by the Contractor. It shall be properly tagged as County fixed assets, and returned or disposed of in accordance with County fixed assets procedures. COUNTY shall reimburse the CONTRACTOR the cost provided the item does not exceed the funds available in the agreed upon capital acquisition amount for the period. The agreed upon capital acquisition amount for the transition period and first year through June 30, 1990 is $101,760.00. The agreed upon capital acquisition amount for the period July 1, 1990 through June 30, 1991 is $15,000.00; the amount for July 1, 1991 through June 30, 1992 is $15,000.00; the amount for July 1, 1992 through June 30, 1993 is $15,000.00; the amount for July 1, 1993 through June 30, 1994 is $15,000; the amount for July 1, 1994 through June 30, 1995 is $15,000; THE AMOUNT FOR JULY 1, 1995 THROUGH JUNE 30,1996 IS $15,000. The County shall reimburse 100 percent of capital equipment invoices. All other terms of Section B,

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         Item 29, page B-7 of RFP 90231 remain in effect. For AB 75 and SB 12/612 Related Work, the COUNTY and CONTRACTOR agree to an additional $25,000.00 for capital acquisition from April 1, 1990 through June 30, 1990.

         All other cost such as labor, material, rents and leases, consultant services, etc. for providing the specified services shall be reimbursed at firm fixed price prorated for monthly payments. The firm fixed price for the transition period is $210,040.00. This price is to be prorated as follows: through May 31, 1989, $60,040.00 and through June 30, 1989, $150,000.00. The firm fixed price with redetermination for the first year is $2,661,600.00. This price is to be prorated at one twelfth of the total for each of the twelve months from July 1 to June 30 in the amount of $221,800.00 per month. The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the First Amendment) is $334,063.00 for the period March 1, 1990 through June 30, 1990. This price is prorated for each of the four months from March 1, 1990 to June 30, 1990 in the amount of $83,515.75 per month.

         The firm fixed price for all specified services in Section 2, as amended, for the first year is $2,661,600 plus $334,063 for a total of $2,995,663. This amount is to be prorated as follows: July 1989 through February 1990, $221,800 per month; March 1990 through June 1990, $221,800 plus $83,515.75 for a total of $305,315.75 per month.

         The firm fixed price for administration of the CMS Program for the period July 1, 1990 through September 30, 1990 is $723,821 (25% of $2,895,287); this price is to be prorated at one-third of the total for each of the three months from July 1 to September 30, 1990, in the amount of $241,274 per month.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         The firm fixed price for administration of the CMS Program for the period October 1, 1990 through June 30, 1991 is $2,171,465 (the 9 month portion of $2,895,287); this price is to be prorated for each of the 9 months from October 1 to June 30, in the amount of $241,274 per month; except in the event the CMS Program is terminated prior to the end of FY 1990-91, where upon 10 days written notification, the firm fixed price will be prorated on a daily rate in the amount of $7906 through June 30, 1991.

         The firm fixed price for administration of the CMS Program for the period July 1, 1991 through August 31, 1991 is $482,548 (the 2 month portion of $2,895,287); this price is to be prorated for each of the 2 months from July 1, to August 31, 1991 in the amount of $241,274 per month.

         The firm fixed price for administration of the CMS Program for the period September 1, 1991 through June 30, 1992 is $2,412,739 (the 10-month portion of $2,895,287); this price is to be prorated for each of the ten months from September 1, 1991 to June 30, 1992 in the amount of $241,274 per month. In the event the CMS Program is terminated prior to the end of FY 1991-92, upon 10 days written notification by the Director of Health Services, Contractor will be paid an additional three months at $241,274 per month for closeout activities pending further negotiations.

         The firm fixed price for administration of the CMS Program for the period July 1, 1992 through June 30, 1993 is $2,895,287; this price is to be prorated for each of the twelve months in the amount of $241,274 per month.

         The firm fixed price for administration of the CMS Program for the period July 1, 1993 through June 30, 1994 is

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         $2,895,287; this price is to be prorated for each of the twelve months in the amount of $241,274 per month.

         The firm fixed price for administration of the CMS Program for the period July 1, 1994 through June 30, 1995 is $2,895,287; this price is to be prorated for each of the twelve months in the amount of $241,274 per month.

         THE FIRM FIXED PRICE FOR ADMINISTRATION OF THE CMS PROGRAM FOR THE PERIOD JULY 1, 1995 THROUGH JUNE 30, 1996 IS $2,895,287; THIS PRICE IS TO BE PRORATED FOR EACH OF THE TWELVE MONTHS IN THE AMOUNT OF $241,274 PER MONTH.

         The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the First Amendment) is $155,000 (25% of $620,000) for the period July 1, 1990 through
         September, 1990. This price is prorated for each of the three months from July 1, 1990 to September 30, 1990 in the amount of $51,666 per month.

         The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the First Amendment) is $465,000 (9 months portion of $620,000) for the period October 1, 1990 through June 30, 1991. This price is prorated for each of the nine months from October 1, 1990 to June 30, 1991 in the amount of $51,666 per month.

         The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the First Amendment) for the period July 1, 1991 through August 31, 1991 is $103,333 (2 months portion of $620,000). This price is prorated for each of the two months from July 1, 1991 to August 31, 1991 in the amount of $51,666 per month.

         The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         First Amendment) for the period September 1, 1991 through June 30, 1992 is $516,667 (the 10-month portion of $620,000). This price is prorated for each of the ten months from September 1, 1991 to June 30, 1992 in the amount of $51,666 per month. In the event the CMS Program is terminated prior to the end of FY 1991-92, upon 10 days written notification by the Director of Health Services, Contractor will be paid an additional three months at $ 51,666 per month for closeout activities pending further negotiations.

         The firm price for the work specified in "Statement of Work for AB 75 and SB12/612 Related Programs" (attached to the First Amendment) for the period July 1, 1992 through June 30, 1993 is $620,000. This price is prorated for each of the twelve months in the amount of $51,666 per month.

         The firm price for the work specified in "Statement of Work for AB75 and SB12/612 Related Programs" (attached to the First Amendment) for the period July 1, 1993 through June 30, 1994 is $620,000. This price is prorated for each of the twelve months in the amount of $51,666 per month.

         The firm price for the work specified in "Statement of Work for AB75 and SB12/612 Related Programs" (attached to the First Amendment) for the period July 1, 1994 through June 30, 1995 is $620,000. This price is prorated for each of the twelve months in the amount of $51,666 per month.

         THE FIRM PRICE FOR THE WORK SPECIFIED IN "STATEMENT OF WORK FOR AB75 AND SB12/612 RELATED PROGRAMS" (ATTACHED TO THE FIRST AMENDMENT) FOR THE PERIOD JULY 1, 1995 THROUGH JUNE 30, 1996 IS $620,000. THIS PRICE IS PRORATED FOR EACH OF THE TWELVE MONTHS IN THE AMOUNT OF $51,666 PER MONTH.

         The firm fixed price for all specified services in Section 2, as amended, for the three month period, July 1, 1990 to

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         September 30, 1990 is $723,821 plus $155,000 for a total of $878,821.
         This amount is to be prorated for each of the three months from July 1, 1990 to September 30, 1990 in the amount of $241,274 plus $51,666 for a total of $292,940. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network claims packaging and billing services") or the [Computer System] Personal Property Lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the nine month period, October 1, 1990 to June 30, 1991 is $2,171,465 plus $465,000 for a total of $2,636,465. This amount is to be prorated for each of the nine months from October 1, 1990 through June 30, 1991 in the amount of $241,274 plus $51,666 for a total of $292,940; except in the event the CMS Program is terminated prior to the end of FY 1990-91, where upon 10 days written notification, the firm fixed price will be prorated on a daily rate in the amount of $7906 plus $51,666 per month through June 30, 1991. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), or the [Computer System] Personal Property Lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the two month period, July 1, 1991 to August 31, 1991 is $482,548 plus $103,333 for a total of $585,881. This amount is to be prorated for each of the two months from July 1, 1991 through August 31, 1991 in the amount of $241,274 plus $51,666 for a total of $292,940.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         The firm fixed price for all specified services in Section 2, as amended, for the ten month period, September 1, 1991 to June 30, 1992 is $2,412,739 plus $516,667 for a total of $2,929,406. This amount is to be prorated for each of the ten months from September 1, 1991 through June 30, 1992 in the amount of $241,274 plus $51,666 for a total of $292,940. In the event the CMS Program is terminated prior to the end of FY 1991-92, upon 10 days written notification, the firm fixed price of $292,940 per month will be prorated for an additional three months pending further negotiations. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), or the [Computer System] Personal Property Lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the two month period, July 1, 1991 to August 31, 1991 is $482,548 plus $103,333 for a total of $585,881. This amount is to be prorated for each of the two months from July 1, 1991 through August 31, 1991 in the amount of $241,274 plus $51,666 for a total of $292,940.

         The firm fixed price for all specified services in Section 2, as amended, for the ten month period, September 1, 1991 to June 30, 1992 is $2,412,739 plus $516,667 for a total of $2,929,406. This amount is to be prorated for each of the ten months from September 1, 1991 through June 30, 1992 in the amount of $241,274 plus $51,666 for a total of $292,940. In the event the CMS Program is terminated prior to the end of FY 1991-92, upon 10 days written notification, the firm fixed price of $292,940 per month will be prorated for an additional three months pending further negotiations. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), or the [Computer System] Personal Property Lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the period July 1, 1992 through June 30, 1993 is $2,895,287 plus $620,000 for a total of $3,515,287. This amount is to be prorated for each of the twelve months in the amount of $241,274 plus $51,666 for a total of $292,940. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), Section 12 "Medi-Cal Recovery Services, or the [Computer System] Personal Property Lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the period July 1, 1993 through June 30, 1994 is $2,895,287 plus $620,000 for a total of $3,515,287. This amount is to be prorated for each of the twelve months in the amount of $241,274 plus $51,666 for a total of $292,940. These amounts are distinct and separate from any amounts invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), Section 12 "Medi-Cal Recovery Services", Section 13 "CARE ACT/CMS Supplemental Pool Services", or the [Computer System] Personal Property lease and Option to Buy.

         The firm fixed price for all specified services in Section 2, as amended, for the period July 1, 1994 through June 30, 1995 is $2,895,287 plus $620,000 for a total of $3,515,287. This amount is to be prorated for each of the twelve months in the amount of $241,274 plus $51,666 for a total of $292,940. These amounts are distinct and separate from any amounts

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         invoiced by the Contractor related to the Second Amendment ("Computer Software Use and Services"), the Fifth Amendment ("Perinatal Provider Network Claims Packaging and Billing Services"), Section 12 "Medi-Cal Recovery Services", Section 13 "CARE ACT/CMS Supplemental Pool Services", or the [Computer System] Personal Property lease and Option to Buy.

         THE FIRM FIXED PRICE FOR ALL SPECIFIED SERVICES IN SECTION 2, AS AMENDED, FOR THE PERIOD JULY 1, 1995 THROUGH JUNE 30, 1996 IS $2,895,287 PLUS $620,000 FOR A TOTAL OF $3,515,287. THIS AMOUNT IS TO BE PRORATED FOR EACH OF THE TWELVE MONTHS IN THE AMOUNT OF $241,274 PLUS $51,666 FOR A TOTAL OF $292,940. THESE AMOUNTS ARE DISTINCT AND SEPARATE FROM ANY AMOUNTS INVOICED BY THE CONTRACTOR RELATED TO THE SECOND AMENDMENT ("COMPUTER SOFTWARE USE AND SERVICES"), THE FIFTH AMENDMENT ("PERINATAL PROVIDER NETWORK CLAIMS PACKAGING AND BILLING SERVICES"), SECTION 12 "MEDI-CAL RECOVERY SERVICES", SECTION 13 "CARE ACT/CMS SUPPLEMENTAL POOL SERVICES", OR THE [COMPUTER SYSTEM] PERSONAL PROPERTY LEASE AND OPTION TO BUY.

         The price is subject to redetermination any time the number of full time employees increases or decreases by three or more for any given month. Prior approval of the County is required for changes that will result in a redetermination of price. The above redetermination does not apply to the claims processing requirement as MEDICUS warrants to take whatever action necessary to insure claims are paid in a timely manner during the first year of this Agreement at no additional cost to the County.

         Delete the 95 percent payment of services in Item 29. The County shall reimburse the Contractor 100 percent of the monthly invoice providing the service is satisfactory to the County and in no event reimburse less than 95 percent.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         Amounts invoiced but not reimbursed shall be reimbursed within 90 days or the County must provide within the 90 days a detailed reason why the funds are being held and when payment can be expected. In no event shall funds be withheld more than 180 days, except for those subject Section B, Item 19. All other terms of Section B, Item 29, page B-7 of RFP 90231 remain in effect.


2. SECTION 10 COMPUTER SOFTWARE USE AND SERVICES, 10.2 and 10.3 are amended as to payment and to term, respectively, as follows:

         10.2 Payment

         The maximum costs to be expended by Contractor for the software and related services is $453,586 for the period May 25, 1990 through June 30, 1991 (as detailed in Exhibit A); and $72,000 for the period July 1, 1991 through June 30, 1992 (as detailed in Exhibit "A-1"); and $100,000 for July 1, 1992 through June 30, 1993 (as detailed in Exhibit "A-2"); and $100,000 for July 1, 1993 through June 30, 1994 (as detailed in Exhibit "A-3"); and $133,250 for July 1, 1994 through June 30, 1995 ( as detailed in Exhibit "A-4"); and $135,000 FOR JULY 1, 1995 THROUGH JUNE 30, 1996 (AS DETAILED IN EXHIBIT "A-5"). County agrees to pay Contractor, without deduction, reservation or offset, within 30 days of receipt of an invoice from the Contractor. All such Contractor invoices shall include receipts and documentation of receipt and acceptance of components of the application software and other related expenses. The payments shall be paid to Contractor at the address of Contractor set forth herein or to such other place as Contractor may from time to time designate in writing.

         10.3 Term

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

         The term of Section 10 shall continue until June 30, 1996.

3. SECTION 11 SERVICES RELATED TO THE COUNTY OF SAN DIEGO PERINATAL PROVIDER NETWORK, is amended as to scope, term, and payment; and is amended in its entirety to read as follows:

11.      PERINATAL CARE NETWORK/REFERRAL SERVICES

The County requires Contractor to provide perinatal access to Medi-Cal eligible pregnant women residing in San Diego County, by referring to the Department of Social Services (DSS) for Medi-Cal and then to a prenatal care provider. The Contractor shall operate a county wide toll-free telephone line and will conduct comprehensive screening and assessment for each pregnant woman who calls. Education, assistance and referrals shall be provided based on identified needs of the woman. Referrals to the Department of Social Services (Eligibility Technicians-ETs), prenatal care providers, and other resources shall be based on geographic location, primary language spoken, and medical risk factors. A minimum of five thousand (5000) women shall be referred to the Department of Social Services Income Maintenance Bureau for determination of eligibility and Medi-Cal certification. A minimum of two thousand (2000) pregnant women shall be assisted into prenatal care and followed to assure that they continue in care and access other necessary resources. Fifteen hundred (1500) pregnant women with psychosocial and medical high risk factors will be referred to Public Health Nursing for further assessment and care coordination.

         11.1     PCN REFERRAL SERVICE

                  11.1.1 Maintain a county wide, toll-free referral system for low income, pregnant women that provides streamlined linkage with Medi-Cal and perinatal providers.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM

                  11.1.2 Refer five thousand (5,000) Medi-Cal eligible pregnant women to DSS Income Maintenance Bureau for Determination of Medi-Cal Eligibility and Certification.

                           11.1.2.1 Conduct client education on Medi-Cal requirements in order to facilitate the application process.

                  11.1.3 Recruit and maintain a perinatal provider pool who meet participation criteria: maintain a current PCN provider listing and profile, on-line and hard copy.

                  11.1.4 Provide information to the provider pool regarding PCN services which would benefit their clients.

                  11.1.5 Make provider referrals according to established protocols.

                           11.1.5.1 Refer two thousand (2000) pregnant women into prenatal care.

                  11.1.6 Conduct a comprehensive screening and assessment process which addresses the needs of low income, pregnant women.

                           11.1.6.1 Complete a PCN Client Intake Form on each pregnant client.

                  11.1.7 Provide information and referrals to community resources for health and social support services, such as pregnancy testing, WIC, CHDP, CCS, immunizations, shelters for

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


                           battered women, substance abuse and smoking cessation programs.

                  11.1.8 Identify and refer fifteen hundred (1500) pregnant women who are at risk for poor birth outcomes due to health and/or psychosocial factors to Public Health Nursing for care coordination services.

                  11.1.9 Collaborate with PCN on clients who are assessed to have substance use and family violence problems.

                  11.1.10 Conduct client trimester follow-up according to approved protocol on clients who contact the Referral Service and are referred to health and social services.

                           11.1.10.1 Conduct postpartum follow-up on clients who
                                     access the Referral Service to collect
                                     birth outcome information and to link
                                     clients to family planning, CHDP,
                                     immunization and other needed services.

                  11.1.11 Provide monthly tickler packets for each outreach contractor to facilitate trimester and postpartum follow up.

                           11.1.11.1 Collaborate with PCN Outreach Coordinator
                                     to monitor compliance with follow-up.

                  11.1.12 Provide on going training for Referral Service personnel on all aspects of perinatal

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


                           comprehensive screening, assessment and referral to community resources.


         11.2     PCN MANAGEMENT INFORMATION SYSTEM

                  11.2.1 Develop and maintain a Management Information System that will document, define and evaluate the activities of the program, client utilization and provide descriptions of client population.

                  11.2.2 Work Collaboratively with PCN County's Administrator, EDS staff and others as needed to develop optimal database functions.

                  11.2.3 Under the direction of the County's Administrator, establish, assign and monitor database security levels to promote appropriate access and to maintain database integrity and to assure confidentiality.

                  11.2.4 Serve as central repository for all hard copy data on PCN clients, potential PCN clients and non-PCN clients.

                           11.2.4.1  Data collection forms include:
                                     - PCN Client Intake Forms
                                     - PM-357 referral printouts
                                     - CHDP questionnaires
                                     - PHN forms
                                     - Monthly Contractor reports

                  11.2.5 Compile, analyze and report on data from various PCN programs.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


                  11.2.6 Provide training as needed for all personnel who complete PCN Client Intake forms.

                           11.2.6.1 Prepare and maintain written instructions on completion of the PCN Client Intake Form.

                  11.2.7 Participate in developing and modifying data collection and reporting forms for use in the PCN.

                  11.2.8 Prepare regular and adhoc reports on Perinatal Services, outreach activities and other PCN activities as agreed upon with PCN administration.

                           11.2.8.1 Use data from the PCN database to prepare ad hoc reports and graphics on a wide range of activities, clients, and trends.

                           11.2.8.2 Compile data from a variety of sources to prepare reports on maternal and child health issues.

                           11.2.8.3 Prepare the annual PCN report in compliance with County guidelines.

                  11.2.9 Work with PCN administration and technical staff to determine equipment and software needs, make purchases, and address problems with computer software and hardware.

                           11.2.9.1 Monitor data storage and capacity, and related functions.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


                           11.2.9.2 Integrate components of the PCN (e.g., PHN, CHDP, WIC, CCS, etc.) to expand access to the PCN database and linkage to other systems.

                  11.2.10 Represent the PCN at the CMS/PCN Information Systems meetings and report appropriately.

                  11.2.11 In collaboration with the County's Community Health Services, maintain a data collection system and compile and analyze priority health status and service indicators for infants, children, youth and families residing in San Diego County in order to maintain a data supplement for "Builder Healthier Futures".


                           11.2.11.1 Develop a system for ongoing periodic data
                                     collection and analysis.

                           11.2.11.2 Prepare reports and graphics of the health
                                     indicators and prepare an annual update of the "Building Healthier Futures" data supplement.

                  11.2.12 Collaborate with the PCN Outreach Coordinator to conduct MCH quarterly time studies to comply with Federal regulations and mandates.

                           11.2.12.1 Prepare and distribute all materials for
                                     the FFP time study and provide instruction for PCN contract personnel.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         11.3     PCN QUALITY ASSURANCE PLAN

                  11.3.1 Implement a quality assurance system for internal review and evaluation of Referral Service activities and protocols, the perinatal provider pool, and the PCN Management Information System.

                  11.3.2 Maintain standardized policies and procedures for data collection, data entry, and data review.

                  11.3.3 Evidence of on going training for all personnel who complete PCN Client Intake Form.

                  11.3.4 Evidence of monthly meetings with the CYF Administrator to review Referral Service Activities, Management Information System and quality improvement issues.

                  Contractor agrees to abide by the terms of the State MCH Agreement (attached as Exhibit I, and incorporated as part of this section) in order to meet funding requirements for State Maternal and Child Healthcare (MCH), Title V Block Grant Agreement.


         11.4 CONTRACT TYPE AND PAYMENT

         This amendment shall be of three types, (1) cost reimbursement for all system acquisition, development, and contract programming and capital equipment acquisition costs;

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         (2) fixed price for all other Contractor costs; and (3) effective July 1, 1992, fees collected from providers related to Section 11.1.2 (NINTH AMENDMENT), "PCN Claims Packaging and Medi-Cal Billing Processing". The total maximum cost to be expended by the Contractor relative to the Fifth Amendment is $297,315 for the period November 1, 1990 through June 30, 1991; $425,160 for the period July 1991 through June 30, 1992 (SIXTH AMENDMENT); $400,165 plus $198,220 (Patient and Provider Referral Service) for a total of $598,385 for July 1, 1992 through June 30, 1993 (NINTH AND ELEVENTH AMENDMENTS); $371,465 plus $188,220 (Patient and Provider Referral Service) for a total of $559,685 for July 1, 1993 through June 30, 1994 (TWELFTH AMENDMENT); $371,465 plus $130,000 (Patient and Provider Referral Service) for a total of $501,465 for July 1,1994 through June 30, 1995 (Thirteenth Amendment). FOR FY 1995-96, THE TOTAL MAXIMUM COST TO BE SPENT BY CONTRACTOR RELATIVE TO THIS AMENDMENT IS $525,000 FOR JULY 1, 1995 THROUGH JUNE 30, 1996. These payments are exclusive of any fees collected by Contractor in accordance with Section 11.3.3 (NINTH AMENDMENT). The Budget justification for this Amendment is attached as Exhibit 9 for FY 1990-91, Exhibit 9-A for FY 1991-92, as Exhibit 9-B and 9-C for FY 1992-93, as Exhibit 9-D for FY 1993-94, as Exhibit 9-E for FY 1994-95, AND AS EXHIBIT 9-F FOR FY 1995-96, and is hereby incorporated into this Amendment.


         11.4.1 COST REIMBURSEMENT

         The maximum costs to be expended by Contractor for system acquisition, development, and contract programming and capital equipment acquisition is $80,000 for the period November 1, 1990 through June 30, 1991; and $80,000 for the period July 1, 1991 through June 30, 1992; and $35,000 plus

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         $10,000 (Patient and Provider Referral Service) for a total of $45,000 for the period July 1, 1992 through June 30, 1993; $10,000 for the period July 1, 1993 through June 30, 1994; $10,000 for the period July 1, 1994 through June 30, 1995; AND $30,000 FOR THE PERIOD JULY 1, 1995 THROUGH JUNE 30, 1996. Capital equipment is defined as equipment which has a value of $1000.00 or greater and a life of three years or greater. All capital equipment shall be kept in good working order and shall be properly tagged as County fixed assets, and returned or disposed of in accordance with County fixed asset procedures. All costs incurred under this section shall be prior approved by the County and shall be invoiced within 30 days of receipt and acceptance.

         11.4.2 FIXED PRICE

         All other cost including labor, materials, supplies, rents and leases, etc. for providing the specified services shall be reimbursed at a firm fixed price prorated for monthly payments. The firm fixed price for the work specified in Section 11.1 OF THE FIFTH AMENDMENT is $217,315 for the period November 1, 1990 through June 30, 1991; $345,160 for the period July 1, 1991 through June 30, 1992 (SECTION 11.1, SIXTH AMENDMENT); $365,165 plus $188,220 (Patient and Provider Referral Service) for a total of $553,385 for the period July 1, 1992 through June 30, 1993 (SECTION 11.1, NINTH AND ELEVENTH AMENDMENTS); $361,465 plus $188,220 (Patient and Provider Referral Service) for a total of $549,685 for the period July 1, 1993 through June 30, 1994 (SECTION 11.1, TWELFTH AMENDMENT); $361,465 plus $130,000 (Patient and Provider Referral Service) for a total of $491,465 for the period July 1, 1994 through June 30, 1995 (SECTION 11.1, THIRTEENTH AMENDMENT); AND $495,000 FOR THE PERIOD JULY 1, 1995 THROUGH JUNE 30, 1996 (FOURTEENTH AMENDMENT).

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         This price is prorated for each of the eight months from November 1, 1990 to June 30, 1991 in the amount of $27,164.37 for each month; prorated for each of the twelve months from July 1, 1991 to June 30, 1992 in the amount of $28,763 for each month; prorated for each of the eight months from July 1, 1992 through February 28, 1993 in the amount of $30,430 plus $11,518 (Patient and Provider Referral Service) for a total of $41,948 for each month; prorated for each of the four months from March 1, 1993 to June 30, 1993 in the amount of $30,430 plus $24,018 (Patient and Provider Referral Service) for a total of $54,448 for each month; prorated for each of the twelve months from July 1, 1993 through June 30, 1994 in the amount of $30,122 plus $15,685 (Patient and Provider Referral Service) for a total of $45,807 for each month; prorated for each of the twelve months from July 1, 1994 through June 30, 1995 in the amount of $30,122 plus 10,833 (Patient and Provider Referral Service) for a total of $40,955 for each month; AND PRORATED FOR EACH OF THE TWELVE MONTHS FROM JULY 1, 1995 THROUGH JUNE 30, 1996 IN THE AMOUNT OF $41,250 FOR EACH MONTH.

         11.5 TERM

         The Term of this Section is from November 1, 1990 until June 30, 1996.

4. SECTION 12 MEDI-CAL RECOVERY SERVICES, 12.2., is amended as to payment as follows:

         12.2  CONTRACT TYPE AND PAYMENT

         The fee payable to the Contractor with respect to Medi-Cal payments received by County as a result of Contractor's scope of work delineated in Section 12.1, "Medi-Cal Recovery Services", for all but inpatient hospital services, shall be

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         a percentage of the recoveries according to the following schedule:

         - For health care services rendered during Fiscal Year 1991/92 (July 1, 1991 to June 30, 1992), 25% of recoveries.

         - For health care services rendered during Fiscal Year 1992/93 (July 1, 1992 to June 30, 1993), 15% of recoveries, with a guaranteed first dollar from these recoveries up to $149,600 to cover staff and system start-up costs for FY 92-93. This amount will be part of the 15% and will be payable during FY 1993-94; however, if recoveries are less than $149,600, County will not be responsible for supplementing this amount and Contractor will recover only up to actual dollars recovered. For health care services rendered during FY 92-93, 25% of recoveries, for recoveries received during FY 94-95, AND FY 95-96.

         - For health care services rendered during Fiscal Year 1993-94 (July 1, 1993 to June 30, 1994), 15% of recoveries received during FY 93-94; and 75% of the first $100,000 recovered and 25% of remaining recoveries, for recoveries received during FY 94-95; AND 25% OF RECOVERIES RECEIVED DURING FY 95-96.

         - For health care services rendered during Fiscal Year 94-95 (July 1, 1994 to June 30, 1995), 25% of recoveries received during FY 94-95 AND FY 95-96.

         - For health care services rendered during Fiscal Year 95-96 (july 1, 1995 to june 30, 1996), 25% OF RECOVERIES RECEIVED DURING FY 95-96.

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         Payment of Contractor's fees shall be made to Contractor directly from the Medi-Cal recovery account. On a MONTHLY basis, Contractor shall submit an invoice to the Department of Health Services, providing documentation of funds recovered during the period and Contractor's fee amount for the period. Upon approval of the invoice by the Contract Administrator, Contractor will transfer amount from the Medi-Cal recovery account.

         In the event the Contractor bills Medi-Cal for inpatient services, and the recovery is provided directly to a hospital, the Contractor and hospital(s), with County concurrence, will determine the applicable fee.


5. SECTION 13 CARE ACT/CMS SUPPLEMENTAL POOL SERVICES, 13.2 and 13.3 is amended as to payment and term; and is hereby amended to read as follows:


         13.2     Contract Type and Payments

         Costs for services provided under Section 13 shall be reimbursed at a firm fixed price prorated for monthly payments. The firm fixed price for the period July 1, 1992 through June 30, 1993 is $45,323; for the period July 1, 1993 through June 30, 1994, the firm fixed price is $57,356; for the period July 1, 1994 through June 30, 1995, the firm fixed price is $81,676; AND FOR THE PERIOD JULY 1, 1995 THROUGH MARCH 31, 1996, THE FIRM FIXED PRICE IS $72,219. This price is to be prorated at one-twelfth of the total for each of the twelve months from July 1, 1992 to June 30, 1993 in the amount of $3,776.92 per month; prorated for each of the twelve months from July 1, 1993 through June 30, 1994 in the amount of $4,779.67 per month; prorated for each of the twelve months from July 1, 1994 through June 30, 1995 in the

                      FOURTEENTH AMENDMENT TO THE AGREEMENT
                        TO PROVIDE ADMINISTRATION OF THE
                               COUNTY OF SAN DIEGO
                         COUNTY MEDICAL SERVICES PROGRAM


         amount of $6,806 per month; AND PRORATED FOR EACH OF THE NINE MONTHS FROM JULY 1, 1995 THROUGH MARCH 31, 1996 IN THE AMOUNT OF $8,024 PER MONTH.

         13.3     TERM

         The term of Section 13 shall continue through June 30, 1996.

6. The changes specified above constitute the only amendments to the Agreement dated May 30, 1989, as amended by the First Amendment dated April 9, 1990, the Second Amendment dated May 30, 1990, the Third Amendment dated July 12, 1990, the Fourth Amendment dated September 17, 1990, the Fifth Amendment dated October 31, 1990, the Sixth Amendment dated March 19, 1991, the Seventh Amendment dated June 26, 1991, the Eighth Amendment dated August 30, 1991, the Ninth Amendment dated June 22, 1992, the Tenth Amendment dated October 6, 1992, the Eleventh Amendment dated April 7, 1993, the Twelfth Amendment dated July 7, 1993; AND THE THIRTEENTH AMENDMENT DATED JULY 5, 1994. All other terms and conditions of the Agreement, as previously amended remain unchanged and in full force and effect.

                                                              CONT.
                                                              EXHIBIT 10.2(a)(6)

                              COUNTY OF SAN DIEGO

                    DEPARTMENT OF PURCHASING AND CONTRACTING

                    SERVICE CONTRACT AMENDMENT AUTHORIZATION

                 AND INDEPENDENT CONTRACTOR AGREEMENT AMENDMENT


DATE July 31, 1995                                    COUNTY CONTRACT NO. 41217

                                                               AMENDMENT NO. 14


To Medicus Systems Corporation, Inc. Contractor. Pursuant to the contract changes clause, you are directed to make the changes described herein to the Contract or do the following described work not included in the previous agreed upon Scope of Work.

Title of Contract or Project   Administration of County Medical
                            ----------------------------------------------------
                               Services (CMS) Program
- - --------------------------------------------------------------------------------


Description of CONTRACT Change and\or Work To Be Done:

  Day-to-day administration of the CMS Program as stated on the attached "Fourteenth Amendment to the Agreement to Provide Administration of the County Medical Services (CMS) Program."



- - --------------------------------------------------------------------------------
We, the undersigned Contractor, have
given careful consideration to the        THIS AMENDMENT IS NOT EFFECTIVE UNTIL
change proposed and hereby agree, if      APPROVED BY THE DIRECTOR OF
this proposed change is approved, that    PURCHASING AND CONTRACTING.
we will provide all equipment, furnish
all materials, except as may otherwise
be noted above, and perform all services  DEPARTMENT REVIEW AND RECOMMENDED necessary for the work specified herein,  APPROVAL:
and will accept as full payment the
price of: $           dollars and agree   By: /s/
that the contract time for completion be     ----------------------------------
(unadjusted) (adjusted) by      calender  Date: 8/1/95
days (increase) (decreased). Revised           ----------
CONTRACT Total Price is               .

By: /s/                                   APPROVED,
   -----------------------------------    DIRECTOR OF PURCHASING AND CONTRACTING
Title: Vice President, Medicus Systems
      --------------------------------    By: /s/
       Authorized Person                     -----------------------------------
                                          Date: 8-3-95
                                               ----------